UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2011
The Timken Company
(Exact Name of Registrant as Specified in Charter)

Ohio	1-1169	34-0577130

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(330) 438-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     In 2011, The Timken Company’s management will change how it measures the financial performance of its segments. The primary measurement used by management to measure each segment will be EBIT (earnings before interest and taxes, including the effect of impairment and restructuring, manufacturing rationalization and integration charges, one-time gains or losses on disposal of non-strategic assets, allocated receipts received or payments made under the Continued Dumping and Subsidy Offset Act (CDSOA) and gains and losses on the dissolution of subsidiaries). The change in 2011 is primarily due to the completion of most of the Company’s previously-announced restructuring initiatives.
     Prior to 2011, the primary measurement used by management to measure the financial performance of its segments was “adjusted EBIT” (earnings before interest and taxes, excluding the effect of certain items that management considers not representative of ongoing operations such as impairment and restructuring, manufacturing rationalization and integration charges, one-time gains or losses on disposal of non-strategic assets, allocated receipts received or payments made under the CDSOA and gains and losses on the dissolution of subsidiaries).
     The Company will file its Form 10-K for the year ended December 31, 2010 reflecting segment results using “adjusted EBIT” since this was the primary measurement used by management throughout 2010 to measure financial performance of each segment.
     Attached in Exhibit 99.1 to this Current Report are the Company’s segment results for each quarter of 2010 and for the years ended December 31, 2010, 2009 and 2008, depicting segment results using EBIT, which includes special items.
     This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Number	Exhibit

99.1	The Timken Company 2010 quarterly segment financial results and segment financial results for the years ended December 31, 2010, 2009 and 2008 depicting segment results using EBIT, which includes special items.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: February 14, 2011

INDEX TO EXHIBITS

Number	Exhibit

99.1	The Timken Company 2010 quarterly segment financial results and segment financial results for the years ended December 31, 2010, 2009 and 2008 depicting segment results using EBIT, which includes special items.

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